Exhibit 10.6

                       Supplemental Agreement No. 6

                                    to

                        Purchase Agreement No. 1783

                                  between

                            The Boeing Company

                                    and

                        Continental Airlines, Inc.

                 Relating to Boeing Model 757-224 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of June 13, 1996 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated March 18, 1993, as amended and supplemented, relating to Boeing Model 757-224 aircraft (the Agreement); and

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

     WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement as of the date of this Supplemental Agreement. [Superseded by Supplemental Agreement No. 7]

     1.2 Remove and replace, in its entirety, Article 2, Delivery, Title and Risk of Loss, with new Article 2 (attached hereto) to incorporate a revised delivery schedule for the the Rescheduled Aircraft. [Superseded by Supplemental Agreement No. 7]

     1.3 Remove and replace, in its entirety, Article 3, Price of Aircraft, with new Article 3 (attached hereto) to incorporate revised Advance Payment Base Prices for the Rescheduled Aircraft.
[Superseded by Supplemental Agreement No. 7]

     1.4 Remove and replace, in its entirety, the Delivery Schedule for Model 757-224 Aircraft, following Article 15, with a a revised delivery schedule (attached hereto) to incorporate current Aircraft delivery data and the Rescheduled Aircraft.

2.   Letter Agreements:

     2.1 Add new Letter Agreement 1783-10, Option Aircraft, to incorporate purchase option provisions for Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] which will be offered to Buyer subject to Boeing's then available delivery positions when Buyer exercises a purchase option.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

3.   Agreement to Revise the Business Offer for Model 757
Aircraft.

     The parties have commited to negotiate in good faith toward the execution of a Purchase Agreement for New Generation Model 737 Aircraft (the 737 Agreement) not later than June 30, 1996. Conditioned upon execution of the 737 Agreement by such date, or by such later date as the parties may hereafter mutually agree, Boeing and Buyer will concurrently execute a Supplemental Agreement further revising Purchase Agreement 1783 (the 757 Agreement) to incorporate Boeing's revised business offer for Model 757 Aircraft, which is contained in Boeing letter 6-1162-RGP-1226R1, dated May 15, 1996. The effective date of the revised business offer with respect to the Rescheduled Aircraft and Option Aircraft shall be retroactive to the execution date of this Supplemental Agreement No. 6 to the 757 Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                Continental Airlines, Inc.



By:     /s/ Monica Fix            By:   /s/ Brian Davis


Its:    Attorney-In-Fact          Its:  Vice President


Continental Airlines, Inc.
Delivery Schedule for Model 757-224 Aircraft

      Cont   Con           Tab    Reg     Eng1   Eng2   Delivery
A/C#  Dlvy   Blk    MSN    Blk    No.     S/N    S/N     Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1783-10
June 13, 1996

Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019

Subject:   Letter Agreement No. 1783-10 to
           Purchase Agreement No. 1783 - Option Aircraft

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated
March 18, 1993 (the Purchase Agreement) between THE BOEING
COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 757-224 aircraft (Aircraft).

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to eight (8) additional Model 757-224 Aircraft (the Option Aircraft) and up to eight (8) more additional Aircraft (the Rolling Option Aircraft) to Buyer, on the same terms and conditions set forth in the Purchase Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.   Delivery.

     The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

2.   Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

3.   Option Aircraft Deposit.

     In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with Buyer's payment to Boeing of initial advance payments required under Supplemental Agreement No. 6 to the Purchase Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

4.   Option Exercise.

     To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

     Option Aircraft              Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

5.   Contract Terms.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6.   Cancellation of Option to Purchase.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

7.   Rolling Option Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

8.   Applicability.

     Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft and Rolling Option Aircraft that are added to the Purchase Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Purchase Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By    /s/ Monica Fix

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:   June 13     , 1996

CONTINENTAL AIRLINES, INC.,



By   /s/ Brian Davis

Its  Vice President

Attachment

Model 757-224 Aircraft

1.   Option Aircraft Description and Changes.

     1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

            (1) Changes applicable to the basic Model 757-200 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

            (2)  Changes mutually agreed upon.

            (3) Changes required to obtain a Standard Certificate of Airworthiness.

     1.3    Effect of Changes.  Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.   Price Description.

     2.1    Price Adjustments.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

3.   Advance Payments.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6-1162-MMF-289
June 13, 1996



Continental Airlines, Inc.
Suite 1923
2929 Allen Parkway
Houston,TX   77019

Subject:   Letter Agreement No. 6-1162-MMF-289 to
           Purchase Agreement No. 1783 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 (the
Agreement) between The Boeing Company (Boeing) and Continental
Airlines, Inc. (Buyer) relating to Model 757 aircraft (the
Aircraft).

All terms not defined herein have the same meaning as in the Agreement.

Considerations provided to Buyer by Boeing herein for the Aircraft are conditioned upon simultaneous execution of Supplemental Agreement No. 6 to Purchase Agreement No. 1783.
Supplemental Agreement No. 6 to Purchase Agreement No. 1783 relates to the acceleration of certain 757-200 aircraft yet to be delivered.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY


      /s/ Monica Fix
M. Monica Fix
Regional Director
Aircraft Contracts
Boeing Commercial Airplane Group

AGREED and ACCEPTED this 13 day of June, 1996.

CONTINENTAL AIRLINES, INC.


By:      /s/ Brian Davis

Its:     Vice President

Date:     ____________________

Continental Airlines, Inc.
Suite 1923
2929 Allen Parkway
Houston,TX   77019

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]


Very truly yours,

THE BOEING COMPANY



By:

Its: __________________

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6-1162-WLJ-375R2
June 13, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-WLJ-375R2 to
           Purchase Agreement No. 1783 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to twenty-five (25) firm Model 757-224 aircraft (Aircraft) and eight
(8) option Model 757-224 aircraft (Option Aircraft). Letter Agreement 6-1162-WLJ-375R1 is hereby cancelled and superceded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  June 13       , 1996

CONTINENTAL AIRLINES, INC.



By     /s/ Brian Davis

Its    Vice President
6-1162-WLJ-367R2
June 13, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-WLJ-367R2 to
           Purchase Agreement No. 1783 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 as amended and supplemented (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 757-224 aircraft (the Aircraft). Letter Agreement 6-1162-WLJ-367R1 is hereby cancelled and superceded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY


By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  June 13       , 1996

CONTINENTAL AIRLINES, INC.


By    /s/ Brian Davis

Its   Vice President